UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

GLOBAL ARENA HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49819	33-0931599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, Suite 505, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 508-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 11, 2015, Joshua Winkler resigned as our Chief Financial Officer and all other corporate positions with the Company.  In addition, on February 11, 2015, our board of directors appointed Anthony Crisci, Jr., age 45, as our Chief Financial Officer.

Mr. Crisci has accepted this appointment.  Mr. Crisci is an attorney and certified public accountant with over twenty years of experience in tax, accounting, finance and corporate matters.  He was the associate general counsel for Health Quest Systems, Inc. from December 2009 until May 2014.  Since July 2014, he has been serving as a consultant to the Registrant.

Mr. Crisci, graduated from Hofstra University School of Law in May 1998, and received a B.B.A. in accounting from Hofstra University in May 1991.  We believe that Mr. Crisci will benefit the corporation because of his significant broad experience in financial, tax and operational matters and his educational experience.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2015

GLOBAL ARENA HOLDING, INC.

By:	/s/ John Matthews
Name: John Matthews Title: Chief Executive Officer

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